Approach Resources Inc. FULL YEAR & FOURTH QUARTER 2012 RESULTS FEBRUARY 21, 2013 Exhibit 99.2

Forward-Looking Statements

Cautionary Statements Regarding Oil & Gas Quantities
This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. All statements, other than statements of historical facts, included in this presentation that address activities, events or developments that the Company expects, believes or anticipates will or may occur in the future are forward-looking statements. Without limiting the generality of the foregoing, forward-looking statements contained in this presentation specifically include the expectations of management regarding plans, strategies, objectives, anticipated financial and operating results of the Company, including as to the Company’s Wolfcamp shale resource play, estimated resource potential and recoverability of the oil and gas, estimated reserves and drilling locations, capital expenditures, typical well results and well profiles, type curve, and production and operating expenses guidance included in the presentation. These statements are based on certain assumptions made by the Company based on management's experience and technical analyses, current conditions, anticipated future developments and other factors believed to be appropriate and believed to be reasonable by management. When used in this presentation, the words “will,” “potential,” “believe,” “intend,” “expect,” “may,” “should,” “anticipate,” “could,” “estimate,” “plan,” “predict,” “project,”
“target,” “profile,” “model” or their negatives, other similar expressions or the statements that include those words, are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words. Such statements are subject to a number of assumptions, risks and uncertainties, many of which are beyond the control of the Company, which may cause actual results to differ materially from those implied or expressed by the forward-looking statements. In particular, careful consideration should be given to the cautionary statements and risk factors described in the Company's most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q.  Any forward-looking statement speaks only as of the date on which such statement is made and the Company undertakes no obligation to correct or update any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by applicable law.
The Securities and Exchange Commission (“SEC”) permits oil and gas companies, in their filings with the SEC, to disclose only proved, probable and possible reserves that meet the SEC’s definitions for such terms, and price and cost sensitivities for such reserves, and prohibits disclosure of resources that do not constitute such reserves. The Company uses the terms “estimated ultimate recovery” or “EUR,” reserve or resource “potential,” and other descriptions of volumes of reserves potentially recoverable through additional drilling or recovery techniques that the SEC’s rules may prohibit the Company from including in filings with the SEC. These estimates are by their nature more speculative than estimates of proved, probable and possible reserves and accordingly are subject to substantially greater risk of being actually realized by the Company.
EUR estimates, identified drilling locations and resource potential estimates have not been risked by the Company.  Actual locations drilled and quantities that may be ultimately recovered from the Company’s interest may differ substantially from the Company’s estimates.  There is no commitment by the Company to drill all of the drilling locations that have been attributed these quantities.  Factors affecting ultimate recovery include the scope of the Company’s ongoing drilling program, which will be directly affected by the availability of capital, drilling and production costs, availability of drilling and completion services and equipment, drilling results, lease expirations, regulatory approval and actual drilling results, as well as geological and mechanical factors  Estimates of unproved reserves, type/decline curves, per well EUR and resource potential may change significantly as development of the Company’s oil and gas assets provides additional data.
Type/decline curves, estimated EURs, resource potential, recovery factors and well costs represent Company estimates based on evaluation of petrophysical analysis, core data and well logs, well performance from  limited drilling and recompletion results and seismic data, and have not been reviewed by independent engineers. These are presented as hypothetical recoveries if assumptions and estimates regarding recoverable hydrocarbons, recovery factors and costs prove correct. The Company has very limited production experience with these projects, and accordingly, such estimates may change significantly as results from more wells are evaluated.  Estimates of resource potential and EURs do not constitute reserves, but constitute estimates of contingent resources which the SEC has determined are too speculative to include in SEC filings. Unless otherwise noted, IRR estimates are before taxes and assume NYMEX forward-curve oil and gas pricing and Company-generated EUR and decline curve estimates based on Company drilling and completion cost estimates that do not include land, seismic or G&A costs.

WOLFCAMP OIL SHALE RESOURCE PLAY
PANGEA WEST
SCHLEICHER CO.
PROJECT PANGEA
CROCKETT CO.

APPROACH RESOURCES

Company Overview

AREX OVERVIEW ASSET OVERVIEW
Notes: Proved reserves and acreage as of 12/31/2012. All Boe and Mcfe calculations are based on a 6 to 1 conversion ratio. Enterprise value is equal to market capitalization using the closing share price of $24.47 per share on 2/15/2013, plus net debt as of 12/31/2012.
•
Enterprise value $1.1 BN
•
High quality reserve base
•
Permian core operating area
•
2013 capital program of $260 MM
Running 3 HZ rigs in the Wolfcamp shale
play
Targeting 30%+ production growth
167,000 gross (148,000 net) acres
1+ BnBoe gross, unrisked resource
potential
2,000+ Identified HZ drilling locations
targeting the Wolfcamp oil shale play
95.5 MMBoe proved reserves
99% Permian Basin

2012 Financial Highlights

REVENUES, EARNINGS & CASH FLOW
BALANCE SHEET & LIQUIDITY
•
Revenues of $128.9 MM in 2012 vs. $108.4 MM in 2011
•
Net income of $6.4 MM or $0.18 per diluted share
•
Cash flow from operating activities of $90.6 MM
•
Borrowing base of $280.0 MM
•
YE’12 debt of $106.0 MM
•
YE’12 liquidity of $174.4 MM
Long-term debt-to-capital of 14.3%
Adjusted net income (non-GAAP) of $3.8 MM or $0.11 per diluted share
EBITDAX (non-GAAP) of $83.0 MM or $2.37 per diluted share
Notes: See “Adjusted Net Income,” “EBITDAX” and “Liquidity” slides in appendix.

2012 Highlights
•
Oil-driven reserves
growth
•
Oil-driven production
growth
•
Competitive reserve replacement and finding costs
•
Horizontal Wolfcamp delivering strong results, well costs coming down
5
• Delineated 107,000 gross acres
• Transitioned Wolfcamp “B” to development mode
• 2H’12 average D&C cost approx. $6.4 MM
• Expect to achieve target D&C cost of $5.5 MM in 2Q’13
• Drill-bit reserve replacement of 1,346%
• Drill-bit finding and development cost of $7.45/Boe
• Production totaled 7.9 MBoe/d, up 24% over 2011 and hit the mid-point of guidance range
• Oil production doubled from 2011 to 969 MBbls
• Oil production has tripled since 2009
• YE’12 proved reserves total 95.5 MMBoe, up 24% over YE’11
• Oil proved reserves total 37.3 MMBbls, up 106% over YE’11
Notes: See “F&D Costs Reconciliation” slide in appendix.

CAGR: 32%

7x Oil Reserve Growth

APPROACH RESOURCES

Reserve Growth

RESERVE GROWTH OIL RESERVE GROWTH
• YE’12 reserves up 24% YoY
• Replaced 1,346% of reserves at a drill-bit F&D cost
of $7.45/Boe
• 60.1 MMBoe proved reserves booked to
Wolffork/Wolfcamp oil shale play
• Strong organic reserve growth driven by oil from
horizontal Wolfcamp shale
• Oil reserves up 7x since YE’09
• Oil reserves up 106% YoY
Launched
Wolfcamp Study
Announced
Vertical Wolfcamp
Pilot Results
Began HZ
Wolfcamp Pilot
Program
Strong HZ Wolfcamp Results;
Prepare for Large-Scale
Development
Notes: See “F&D Costs Reconciliation” slide in appendix.
0
20
40
60
80
100
120
2004 2005 2006 2007 2008 2009 2010 2011 2012
Natural Gas (MMBoe) Oil & NGLs (MMbbls)
0
5
10
15
20
25
30
35
40
2009 2010 2011 2012
Oil (MBbls)

CAGR: 35%

TRIPLED
Oil Production

APPROACH RESOURCES

Production Growth

PRODUCTION GROWTH OIL PRODUCTION GROWTH
• 2012 production increased 24% YoY
• Targeting 30%+ production growth in 2013
3.6 MMBoe – 3.9 MMBoe in 2013
2013E Production mix ~70% liquids
• Strong organic production growth driven by oil
from horizontal Wolfcamp shale
• Oil production up 3x since 2009
• Oil production up 101% over 2011
0.0
1.0
2.0
3.0
4.0
5.0
6.0
7.0
8.0
9.0
2004 2005 2006 2007 2008 2009 2010 2011 2012
Natural Gas (MBoe/d) Oil & NGLs (Mbbls/d)
0
200
400
600
800
1000
1200
2009 2010 2011 2012
Oil (MBbls)

PXD
Apache
IRION
REAGAN
DVN
UPTON
SAMSON
COP
Pangea West
AREX
EL PASO
HK
EOG
FST
CROCKETT
Pangea
MPO
SCHLEICHER
SUTTON
HIGHMOUNT

EOG Resources
PIONEER NATURAL RESOURCES
devon
Approach Resources Inc.
ConocoPhillips
LAREDO PETROLEUM, INC.
bhpbilliton
elpaso

APPROACH RESOURCES

AREX Wolfcamp Oil Shale Resource Play

ACTIVE PARTICIPANTS IN THE PLAY
Large, primarily contiguous acreage position
Oil-rich, multiple pay zones
167,000 gross (148,000 net) acres
Low acreage cost ~$500 per acre
Source: Rig data from Scotia Waterous.
HZ Wolfcamp resource potential up 300%+
940+ MMBoe gross, unrisked resource potential
2,096 Identified HZ Wolfcamp locations targeting
2013 Operations
Plan to drill ~ 35 to 40 HZ wells with 3 rigs
Testing “stacked-lateral” development and tighter
well spacing
Decrease well costs and increase efficiencies
when field infrastructure projects are
completed
42 HZ Wolfcamp shale rigs as of September
2012
Broad industry participation de-risking play
the Wolfcamp A, B & C

UNIVERSITY
9-15-1
devon
Pangea West
5701
Approach
University
40-1302H
eog resources
University
45 A 1401
Approach
Baker
A 112
Approach
University
56-6 1
Approach
~20 miles
~17 miles
~9 miles
~7 miles
~14 miles
Wolfcamp
A
Wolfcamp
B
Wolfcamp
C

APPROACH RESOURCES

Wolfcamp Oil Shale Play 9 WOLFCAMP SHALE – WIDESPREAD, THICK, CONSISTENT & REPEATABLE

Winkler
Ector
Midland Basin
Sterling
Coke
77% Oil (2 wells)
Eastern Shelf
Delaware Basin
Ward
Crane
84% Oil (14 wells)
Tom Green
7,000' – 9,000'
Central Basin Platform
Pecos
7,000' – 8,000'
82% Oil (51) wells)
Schleicher
5,500' – 7,000'
Val Verde Basin
Crockett
Marathon
Thrust
Ouachita
Belt
Terrell
Average Oil = 82%
Total Data Points = 67 wells

APPROACH RESOURCES

Horizontal Wolfcamp – 82% of IP is Oil 10 Source: Publicly available regulatory filings, company presentations.

Laufer 1306
Chandler 4403
Bailey 316
Childress G 1008
Childress 603
Davidson 3406

APPROACH RESOURCES

AREX HZ Wolfcamp Activity

Notes: Acreage as of 12/31/2012.
Pangea West
North & Central Pangea
South Pangea
• 18,000 gross acres
• Pad drilling with A/B and A/C “stacked”
laterals
Schleicher Crockett
Irion Reagan
• 59,000 gross acres
• Continuing completion
design improvement
• 90,000 gross acres
• Pad drilling with A/B and A/C “stacked”
laterals
• North Pangea infrastructure in place in 2Q’13
Sutton
• 3-D Seismic acquisition completed.
Data processing in progress
• Targeting HZ pilot well in 2Q’13
• 3-D seismic interpretation
completed
• Drilling HZ pilot well
HZ – Permit
Legend
Vertical Producer
HZ Producer
HZ – Waiting on Completion
HZ – Drilling

Daily Production (BOE including NGLs)

APPROACH RESOURCES

Horizontal Wolfcamp Well Performance

0
100
200
300
400
500
600
700
800
900
1,000
1,100
1,200
0 60
120
180 240 300 360
420 480
Daily Production Data from
AREX Recent 7 Horizontal Wells
450 MBoe Type Curve
B Bench well data
45 A 701H
45 D 902H
45 C 803H
45 B 2401H
45 E 1101H
45 F 2301H
45 F 2302H
45 C 805H
45 C 804H
45 F 2303H
45 F 2304H
45 A 703H
45 B 2403H
45 B 2402H
CT J 1003H
45 C 806H
PW 6507H
PW 6601H
PW 6602H
B Bench Wells A Bench Wells
Legend
A Bench well data
450 MBoe Type
Curve
Daily Production Data from
AREX A Bench Wells
45 E 1102H
45 G 2208H
45 G 2209H
45 G 2216H
45 G 2217H
Baker B 206H
Baker B 207H
Recent B bench well
data from 7 wells
Time (Days)
CONTINUED STRONG WELLS RESULTS – TRACKING ABOVE THE TYPE CURVE

HZ TARGETS & RESOURCE POTENTIAL

HZ WOLFCAMP TARGET	Wolfcamp A	Wolfcamp B	Wolfcamp C
Identified locations	703	690	703
EUR (MBoe)	450	450	450
Gross Resource Potential (MMBoe)	**316**	**310**	**316**

940+ MMBoe Total Gross Resource Potential

AREX Baker A 112
5500
5600
5700
5800
5900
6000
6100
6200
6300
6400
6500
Wolfcamp Top
Wolfcamp A
Wolfcamp B
Wolfcamp C

APPROACH RESOURCES

13 Notes: Identified locations based on multi-bench development and 120-acre spacing. No locations assigned to south Project Pangea. Wolfcamp Stacked Pay Zones

AREX Wolfcamp Targets & Resource Potential

Notes: Identified locations based on multi-bench development and 120-acre spacing for HZ Wolfcamp.  No locations assigned to south Project Pangea.
Play Type
Horizontal
Wolfcamp
Avg. EUR (gross) 450 MBoe
Targeted Well Cost $5.5 MM
Potential Locations 2,096
Gross Resource
Potential
940+ MMBoe
BTAX IRR SENSITIVITIES
• Horizontal drilling improves recoveries and
returns
• Multiple, stacked horizontal targets
• 7,000’+ lateral length
• ~80% of EUR made up of oil and NGLs
• 3 HZ rigs running in Project Pangea / Pangea
West
0
10
20
30
40
50
60
70
80
350 400 450 500 550
Well EUR (MBoe)
$100 / bbl $90 / bbl $80 / bbl $70 / bbl

Creating Value Through Growth
•
Concentrated geographic footprint in the Midland Basin
•
Strong growth track record at competitive costs
•
Detailed technical evaluation led to discovery of growth potential in the
Wolfcamp oil shale resource play
•
Rigorous pilot program de-risked ~107,000 gross acres
•
2013 Focus
Hitting $5.5 MM HZ well cost target in 2Q’13
Testing multi-bench “stacked” laterals and tighter well spacing
Transition to full-field development

Financial Information NON-GAAP RECONCILIATIONS

2013 Capital Budget
•
2013 Capital budget $260 MM, approx. 90% for HZ Wolfcamp
•
3 HZ rigs in the Wolfcamp shale
•
Targeting 30%+ production growth
Key takeaways:
17
2013 capital program provides flexibility to develop Wolfcamp oil shale and monitor commodity prices and service costs
Increase in oil production drives expected increase in cash flow
$280.0 MM borrowing base strengthens liquidity
• 2013 Production guidance 3.6 MMBoe – 3.9 MMBoe
• 2013E Production mix 70% liquids
• Targeting Wolfcamp A, B and C
• Testing “stacked” lateral development concept

2013 Operating and Financial Guidance

2013 GUIDANCE
2013 Guidance
Production
Total (MBoe) 3,600 – 3,900
Percent Oil & NGLs 70%
Operating costs and expenses ($/per Boe)
Lease operating $ 7.00 – 8.00
Production and ad valorem taxes $ 3.00 – 4.50
Exploration $ 2.00 – 3.00
General and administrative $ 7.00 – 8.50
Depletion, depreciation and amortization $ 20.00 – 24.00
Capital expenditures ($MM) Approximately $260

Hedge Position

CURRENT HEDGE POSITION
Commodity and Time Period Type Volume Price
Crude Oil
2013 Collar 650 Bbls/d $90.00/Bbl - $105.80/Bbl
2013 Collar 450 Bbls/d $90.00/Bbl - $101.45/Bbl
February 2013 – December 2013 Collar 1,200 Bbls/d $90.35/Bbl - $100.35/Bbl
2014 Collar 550 Bbls/d $90.00/Bbl - $105.50/Bbl
Crude Oil Basis Differential (Midland/Cushing)
March 2013 – December 2013 Swap 2,300 Bbls/d $1.10/Bbl
Natural Gas
2013 Swap 200,000 MMBtu/month $3.54/MMBtu
2013 Swap 190,000 MMBtu/month $3.80/MMBtu

Adjusted Net Income (unaudited)

The amounts included in the calculation of adjusted net income and adjusted net income per diluted share below were computed in accordance with GAAP.
We believe adjusted net income and adjusted net income per diluted share are useful to investors because they provide readers with a more meaningful measure of our profitability before recording certain items whose timing or amount cannot be reasonably determined.  However, these measures are provided in addition to, and not as an alternative for, and should be read in conjunction with, the information contained in our financial statements prepared in accordance with GAAP (including the notes), included in our SEC filings and posted on our website.
The following table provides a reconciliation of adjusted net income to net income for the three months and year ended December 31, 2012 and 2011, respectively (in thousands, except per-share amounts).
(in thousands, except per-share amounts)
Year Ended
December 31,
2012 2011
Net income $ 6,384 $ 7,242
Adjustments for certain items:
Impairment — 18,476
Unrealized (gain) loss on commodity derivatives (3,874) 347
Gain on sale of oil & gas properties — (248)
Related income tax effect 1,317 (6,316)
Adjusted net income $ 3,827 $ 19,501
Adjusted net income per diluted share $ 0.11 $ 0.67

EBITDAX (unaudited)

We define EBITDAX
as net income, plus (1) exploration expense, (2) impairment expense, (3) depletion, depreciation and amortization expense, (4) share-
based compensation expense, (5) unrealized (gain) loss on commodity derivatives, (6) gain on sale of oil and gas properties, (7) interest expense and (8)
income taxes. EBITDAX is not a measure of net income or cash flow as determined by GAAP.  The amounts included in the calculation of EBITDAX were computed in accordance with GAAP.  EBITDAX is presented herein and reconciled to the GAAP measure of net income because of its wide acceptance by the investment community as a financial indicator of a company's ability to internally fund development and exploration activities. This measure is provided in addition to, and not as an alternative for, and should be read in conjunction with, the information contained in our financial statements prepared in accordance with GAAP (including the notes), included in our SEC filings and posted on our website.
The following table provides a reconciliation of EBITDAX to net income for the three months and year ended December 31, 2012 and 2011, respectively (in thousands, except per-share amounts).
(in thousands, except per-share amounts)
Year Ended
December 31,
2012
2011
Net income $ 6,384 $ 7,242
Exploration 4,550 9,546
Impairment — 18,476
Depletion, depreciation and amortization 60,381 32,475
Share-based compensation 7,465 4,683
Unrealized (gain) loss on commodity derivatives (3,874) 347
Gain on sale of oil & gas properties — (248)
Interest expense, net 4,737 3,402
Income tax provision 3,338 3,488
EBITDAX $ 82,981 $ 79,411
EBITDAX per diluted share $ 2.37 $ 2.72

Liquidity

Liquidity (unaudited) is calculated by adding the net funds available under our revolving credit facility and cash and cash equivalents.  We use liquidity as an indicator of the Company’s ability to fund development and exploration activities.  Liquidity has limitations, and can vary from year to year for the Company and can vary among companies based on what is or is not included in the measurement on a company’s financial statements. Liquidity is provided in addition to, and not as an alternative for, and should be read in conjunction with, the information contained in our financial statements prepared in accordance with GAAP
(including the notes), included in our SEC filings and posted on our website.  The table below summarizes our liquidity at December 31, 2012.
Long-term debt-to-capital ratio (unaudited) is calculated as of September 30, 2012, and by dividing long-term debt (GAAP) by the sum of total stockholders’
equity (GAAP) and long-term debt (GAAP). We use the long-term debt-to-capital ratio as a measurement of our overall financial leverage. However, this ratio has limitations. This ratio can vary from year-to-year for the Company and can vary among companies based on what is or is not included in the ratio on a company’s financial statements. This ratio is provided in addition to, and not as an alternative for, and should be read in conjunction with, the information contained in our financial statements prepared in accordance with GAAP (including the notes), included in our SEC filings and posted on our website.  The table below summarizes our long-term debt-to-capital ratio at December 31, 2012.
(in thousands) December 31, 2012
Long-term debt $ 106,000
Total stockholders’ equity 633,468
739,468
Long-term debt-to-capital 14.3%
(in thousands) December 31, 2012
Borrowing base $ 280,000
Cash and cash equivalents 767
Long-term debt (106,000)
Unused letters of credit (325)
Liquidity $ 174,442

F&D Costs Reconciliation (unaudited)

We believe that providing measures of finding and development, or F&D, cost is useful to assist an evaluation of how much it costs the Company, on a per Boe basis, to add proved reserves. However, these measures are provided in addition to, and not as an alternative for, and should be read in conjunction with, the information contained in our financial statements prepared in accordance with
GAAP (including the notes), included in our  SEC filings and posted on our website.
Due to various factors, including timing differences, F&D costs do not necessarily reflect precisely the costs associated with particular reserves. For example, exploration costs may be recorded in periods before the periods in which related increases in reserves are recorded and development costs may be recorded in periods after the periods in which related increases in reserves are recorded. In addition, changes in commodity prices can affect the magnitude of recorded increases (or decreases) in reserves independent of the related costs of such increases.
As a result of the above factors and various factors that could materially affect the timing and amounts of future increases in reserves and the timing and amounts of future costs, including factors disclosed in our filings with the SEC, we cannot assure you that the Company’s future F&D costs will not differ materially from those set forth above.  Further, the methods we use to calculate F&D costs may differ significantly from methods used by other companies to compute similar measures.
As a result, our F&D costs may not be comparable to similar measures provided by other companies.
The following tables reflect the reconciliation of our estimated finding and development costs to the information required by paragraphs 11 and 21 of ASC
932-235.
2012 Reserve summary (MBoe)
Balance – 12/31/2011 76,975
Extensions  & discoveries 38,861
Revisions (17,469)
Production (2,888)
Balance – 12/31/2012 95,479
Cost summary ($M)
Property acquisition costs $ 7,742
Exploration costs 4,550
Development costs 285,039
Total 297,331
Finding & development costs ($/Boe)
All-in F&D costs $ 13.90
Drill-bit F&D cost $ 7.45
Reserve replacement ratio (%)
Extensions & discoveries (MBoe) 38,861
2012 Production (MBoe) (2,888)
Reserve replacement 1,346%

Contact Information MEGAN P. HAYS Manager, Investor Relations & Corporate Communications 817.989.9000 x2108 mhays@approachresources.com www.approachresources.com